UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 29, 2011

SALISBURY BANCORP, INC.
(Exact name of registrant as specified in charter)

Connecticut	000-24751	06-1514263
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Bissell Street, Lakeville, Connecticut		06039-1868
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code:  (860) 435-9801

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

[ ]	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report
Salisbury Bancorp, Inc.

Section 2.    Financial Information

Item 2.02.     Results of Operations and Financial Condition

On April 29, 2011 Salisbury Bancorp, Inc. (the “Salisbury”) issued a press release announcing 1st quarter earnings.  The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Section 8.    Other Events

Item 8.01.     Other Events

The Board of Directors of Salisbury Bancorp, Inc. declared a $0.28 per share quarterly cash dividend at their April 29, 2011 Board Meeting.

The quarterly cash dividend will be paid on May 25, 2011 to shareholders of record as of May 11, 2011.

Section 9.    Financial Statements and Exhibits

Item 9.01.     Financial Statements and Exhibits

(d)        Exhibits
99.1	Press Release dated April 29, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: April 29, 2011	SALISBURY BANCORP, INC.

	By:	/s/ B. Ian McMahon
B. Ian McMahon
Chief Financial Officer